Exhibit 10.16

THIS LEASE AGREEMENT, made the 19th day of Feb., 2002

between Bay Operating Company LLC (Leonard Edwards and Frederick J. Rast III),

of PO Box 269, Atlantic Highlands, New Jersey in the County of Monmouth, herein designated as the Landlord,

and Two River Community Bank, 1250 Highway 35, S., Middletown, NJ  07748,

herein designated as Tenant;

Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises: First floor "retail space" entire right side suite (south side) (Highway 36 side) for a lease period of 60 months commencing as of 1 March, 2002, with three (3) renewal terms of five (5) years each. Address Blk. 97, Lt. 7, 84 First Avenue, Atlantic Highlands, NJ 07716.

Upon the following Conditions and Covenants:

      1st : The Tenant covenants and agrees to pay the Landlord, as rent for and during the term hereof, as follows: To start at $1,000 per month for the entire right side suite. The rent for the term of this lease will be a minimum of $60,000 plus any rent increases pursuant to this lease agreement. (See addendum)

      2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make any repairs, alterations, interior wall changes, including painting, decorating, additional air conditioning, additional plumbing, electrical equipment, or alterations and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition. Wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

      3rd: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

      4th: The Tenant shall not assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof; nor occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on

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account of fire or other casualty, without consent of the Landlord. Consent will not be unreasonably withheld.

      5th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury. Consent will not be unreasonably withheld. Landlord agrees that the Tenant will be allowed to install interior walls, change the flooring, add plumbing and wall structures within their rented area, at their own expense with the understanding that all renovations will be performed by licensed individuals who are licensed in compliance with the various laws of both Federal and State agencies, where appropriate.

      6th: In case of fire or other  casualty,  the Tenant shall give  immediate
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notice to the Landlord.  If the premises shall be partially damaged by fire, the
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elements or other  casualty,  the Landlord  shall repair the same as speedily us practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises he so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof. then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents. employees, guests, licensees, invites, assignees or successors. In such case, the Tenant's liability for the layillent of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord, lithe Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

      7th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours to include off hours of normal business, for the purpose of examining the same or making such repairs or alterations therein as may he necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor he construed to create an obligation on the part of the Landlord to make such inspection or repairs.

      8th : In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invites, assignees or successors, the tenant shall repair the said

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damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

      9th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord. Consent will not be unreasonably withheld. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make unit repairs. alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall he replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto. The tenant will agree to relocate the current signage of the current tenant Montanti's Deli, so as to allow for the tenant to place their sign above their space.

      10th: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person. as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing. steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment: or by reason of the elements: or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invites, assignees or successors: or attributable to any interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

      11th : This lease shall not be a lien against the said premises in respect to any mortgages that nay hereafter he placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and he superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute an instruments, without costs, which may be deemed necessary or desirable, to further effect the subordination of the lease.

to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this lease, and the term hereof is hereby expressly limited accordingly.

      12th: The Tenant must this day agree to pay the Landlord one and one half month's rent at the S 1,000 per month rate, $1,500.00 as security deposit for the payment of the rent hereunder and the full and faithful performance h the Tenant of the covenants and conditions on the part of the Tenant to be performed.

      13th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlords intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the `tenant or character of or the manner in which the Tenants business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased.

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Such  payment  shall be paid  with the next  installment  of rent but in no case later than one month after such demand, whichever occurs sooner.

      14th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefore, whichever occurs sooner.

      15th: If the land and premises leased herein, or of which the leased premises are a part, or any part of thereof, shall he taken under eminent domain or condemnation proceedings, or it's suit or other action shall be instituted or the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion ninny amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency. body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses. damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

      16th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant he adjudicated a bankrupt. insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors or ii this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term liereot upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

      17th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of

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the same,  at the expense of the  Tenant,  and shall not be  accountable  to the
Tenant lot any part of the proceeds of such sale, if any.

      18th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

      19th: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

      20th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein. hut such other clause or provision shall remain in full force and effect.

      21st: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease at to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conclusion and covenants, options, elections or remedies, but the same shall continue in full force and effect.

      22nd: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

      23rd: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises of the term aforementioned.

      24th: This lease contains the entire contract between the parties. No representative, agent or employee of tile Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions,

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changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and Tenant.

      25th: Any increase of Landlord's insurance costs above the cost presently paid by Landlord for fire and liability coverage on the property which is directly attributable to the Tenant's business conducted on the property shall be paid to the Landlord as additional rent upon presentation of a bill to Tenant from Landlord.

      26th: All repairs required during the term of this lease shall be the responsibility of the Tenant in tenants identified areas. Landlord shall however, be responsible for the roof, furnace, building facilities, aild air conditioning ss thin the commonly shared areas of the building, unless the Tenant or tile Tenant's representatives. agents or clients are directly responsible for a negligent act which causes damage thereto. In addition, if the Tenant so desires to change any of the plumbing facilities within their designated area, they are to do so at their own cost, such as renovation or expansion of tile bathroom facilities, or specialized equipment.

      27th: No structural changes shall be made to the property without the Landlord's specific prior written consent.

      28th: Tenant shall not allow the heat to go below 60 degrees at any time within the rented space regardless if the Tenant continues to occupy the rented space or not during the terms of this lease agreement. Also, the Tenant agrees that regardless of whether they occupy the rented space or not, they are responsible to maintain electricity on within the rented space.

      29th: A 5% late charge will be due for each monthly payment which is not received by the Landlord within 7 days of its due date. Rent is due on the 1st day of every month.

      30th: No hazardous substances shall be kept on the premises and no hazardous or illegal activities shall he allowed to take place on the premises.

      31st: By entering into the terms of this lease agreement, Bay Operating Co., LLC and Two River Community Bank agree to the following stipulations:

            a. Tenant will be responsible to pay all utilities in their leased area, to include but not limited to. electric, gas. water, and phone expenses. All utilities will be separately metered and will be the responsibility of the Tenant to maintain, except for the water meter which meters water and sewer use for the entire first floor. The exact percentage to be paid by Tenant will be determined.

            b. No utility service work electric or plumbing, etc., will be done within the building unless the service personnel are licensed by the appropriate state and/or federal licensing agencies (i.e., licensed electricians, licensed plumbers). All such repair work will be reported to the Landlord immediately.

            c. The Tenant will be fully responsible for all Tenant telephone costs within Tenant's designated area.

            d. The Tenant will be responsible for timely payment for their separately metered water consumption and sewage bill for their portion of their designated area. Landlord will submit the bill to tenant based on a predetermined formula to be determined.

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                  e. The Tenant agrees to utilize and maintain the fire alarm systems. The Tenant agrees that during all off-hours, they will activate their own alarm systems and to maintain the alarm system.

                  f. Tenant, at their own expense, must clean and keep clean, all of their leased areas to include the front sidewalk area, windows, displays, any exterior table they may install on the sidewalk, to include snow removal, if necessary. and general tidiness and cleanliness of the front portion of the exterior of the building as it relates to the rented space. The snow removal is a requirement for the Tenant to remove snow from the total sidewalk area in the immediate front of their rented space. In addition to snow removal, they will take whatever steps is necessary to prevent against icing conditions on the sidewalk directly in front of their total leased space.

                  g. During the term of this lease agreement on the anniversary date of each 12 month segment, the Landlord has the option to increase the rent to the Tenant based on the increased operational costs for the rented by the Tenant specifically increases in taxes, possibly increases in insurance. A 2.5% per year automatic rent increase, at a minimum, will be imposed. The formula for "additional rent" as it relates to tax increases, is that when the Landlord receives tax increases with regard to the structure, said tax increases will then be divided by the total square footage of the building. The Tenant will pay a rent increase based upon the square footage occupied within the building.

                  h. Tenant, in consideration of the current Tenant (Montanti's) vacating a portion of their leased space. agrees to pay half of Montanti's rent $600 to the Landlord for the month of February 2002 only.

      Also, this Tenant agrees, at their expense, to not only do the construction required to isolate their space from the Montanti's space, but to provide any electric work needed to provide Montanti's with wall outlets in areas identified by them for them to move some of their equipment to the smaller left side suite. All electrical outlets will be tied exclusively into Montanti's one or two electric meters of which they are customers of record. Thereafter, all electrical fees will be totally separated between the two first floor suites. Each Tenant will be responsible for their electric consumption.

      32nd: The Tenant hereby agrees to obtain and maintain adequate renters and fire insurance to protect the interest of the Landlord, with regard to potential property damage and/or liability which may be encumbered as a result of the Tenant's business operations to include invited guests, agents and employees of the Tenant. Pursuant to a requirement for insurance and proof of insurance in order to satisfy the lease agreement, a minimum of one million dollars of general liability insurance policy must be provided by Tenant. Also, a fire insurance in an amount to he identified to protect tile rented space area reconstruction must be maintained and proof must be provided to tile Landlord. The Landlords as a separate entity, as well as the individuals Frederick J. Rast III and Leonard Edwards must also be held harmless and identified as covered by the Tenant's required insurance policies.

      The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or tile regulations of any

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governmental  agency  in  such  case  made  and  provided  as if the  particular provisions of the applicable statutes or regulations were set forth herein at length.

      In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within ilstrunlcnt mar require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives. successors and assignees.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and agree to all of the terms of this lease agreement.

Signed, Sealed and Delivered
in the presence of
or Attested by

/s/ Jean Nelson Crosby   2/22/02
--------------------------------
Jean Nelson Crosby                        /s/ Frederick J. Rast III
                                          ----------------------------------
                                          Frederick J. Rast III     Landlord
/s/ Michael J. Gormley                    Bay Operating Co., LLC
--------------------------------
                  Witness

/s/ Barry B. Davall, President            /s/ Leonard Edwards
--------------------------------          ----------------------------------
                  Witness                 Leonard Edwards            Landlord
                                          Bay Operating Co., LLC


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                                    ADDENDUM

On the first day of the second and each subsequent Lease Year throughout the Term, the basic rent payable by Tenant shall be increased by an amount determined by multiplying the Basic Rent payable during the then current Lease Year by the greater of the (i) CPI Increase or (ii) 2.5% but at no time shall the annual Basic Rent increase be greater than 5%. The term CPI Increase shall mean a fraction, expressed as a decimal, the numerator of which is the Current CPI minus the Prior CPI and the denominator of which is the Prior CPI. The "Current CPI" is the CPJ for the calendar month that is three months prior to the first calendar month of the Lease Year for which the Basic Rent increase is being calculated and the "Prior CPI" is the CPI for the calendar month that is fifteen months prior to the first calendar month of the Lease Year for which the Basic Rent increase is being calculated. The term "CPI" shall mean the "Consumer Price Index for All Urban Consumers (CPI-U)" published by the Bureau of Labor Statistics of the United States Department of Labor, All Items (19 100), U.S. City Average, or any successor index thereto, appropriately adjusted. If the CPI ceases to be published and there is no successor thereto, such other government or non-partisan index or computation shall be used which would obtain a substantially similar result as if the CPI has not been discontinued.


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